UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2008

Citizens Communications Company

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

Donald R. Shassian, Chief Financial Officer of Citizens Communications Company (the “Company”), will be reviewing certain materials concerning the Company with investors from time to time, commencing the week of January 21, 2008 in Dublin, Ireland, London, England and Edinburgh, Scotland. A copy of the materials is attached hereto as Exhibit 99.1.

The information furnished in Item 7.01 of this Form 8-K and in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Presentation to Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNICATIONS COMPANY

Date: January 18, 2008	By:	/s/ Robert J. Larson
Robert J. Larson Senior Vice President and Chief Accounting Officer

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